DERMATA THERAPEUTICS, INC.		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS
	DATE:	THURSDAY, AUGUST 3, 2023
	TIME:	9:00 A.M. PACIFIC TIME
	LOCATION:	HTTPS://AGM.ISSUERDIRECT.COM/DRMA

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: CALL TOLL FREE 1-866-752-8683	FAX: SEND THIS CARD TO 202-521-3464	INTERNET: HTTPS://WWW.IPROXYDIRECT.COM/DRMA AND FOLLOW THE ON-SCREEN INSTRUCTIONS.	EMAIL: PROXY@IPROXYDIRECT.COM INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY STATEMENT IS AVAILABLE AT: HTTPS://WWW.IPROXYDIRECT.COM/DRMA

IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY.  TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, BEFORE JULY 25, 2023.

YOU MAY ENTER YOUR VOTING INSTRUCTIONS AT HTTPS://WWW.IPROXYDIRECT.COM/DRMA UNTIL 11:59 PM EASTERN TIME AUGUST 2, 2023.

THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:

1.	TO ELECT THREE DIRECTOR NOMINEES TO SERVE AS DIRECTORS UNTIL THE 2026 ANNUAL MEETING OF STOCKHOLDERS;

2.	TO RATIFY THE APPOINTMENT OF MAYER HOFFMAN MCCANN P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023;

3.

TO APPROVE AN AMENDMENT TO THE DERMATA THERAPEUTICS, INC. 2021 OMNIBUS EQUITY INCENTIVE PLAN (THE “2021 PLAN”) TO INCREASE THE NUMBER OF THE SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER BY 513,150 SHARES TO 629,069 SHARES; AND

4.	TO CONSIDER ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULES, YOU ARE RECEIVING THIS NOTICE THAT THE PROXY MATERIALS FOR THE ANNUAL MEETING

ARE AVAILABLE ON THE INTERNET. FOLLOW THE INSTRUCTIONS ABOVE TO VIEW THE MATERIALS AND VOTE OR REQUEST PRINTED COPIES.
THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON JUNE 5, 2023  AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED

TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE THE SHARES OF THE COMPANY’S COMMON STOCK, THEY HELD ON THAT DATE AT THE MEETING OR

ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE ‘FOR’ ALL PROPOSALS ABOVE.

PLEASE NOTE - THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD

Dermata Therapeutics, Inc. SHAREHOLDER SERVICES 1 Glenwood Avenue Suite 1001 Raleigh NC 27603	FIRST-CLASS MAIL US POSTAGE PAID RALEIGH NC PERMIT # 870

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT

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